Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report on Form 20-F of Siemens Aktiengesellschaft for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Peter Löscher, Chief Executive Officer of Siemens Aktiengesellschaft, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Siemens Aktiengesellschaft.
Dated: December 2, 2008

/s/ Peter Löscher Name: Peter Löscher
Title: Chief Executive Officer